BLACKROCK SUSTAINABLE BALANCED FUND, INC.

(the “Fund”)

Supplement dated October 26, 2023 to the Statement of Additional Information (“SAI”) of the Fund,

dated September 28, 2023, as supplemented to date

The following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Philip Green, Michael Pensky, CFA, Daniel Felder, CFA, Raffaele Savi, Richard Mathieson, Anna Hawley, CFA, Scott Radell and Jasmita Mohan are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of May 31, 2023.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel Felder, CFA	16 $4.37 Billion	12 $1.47 Billion	5 $6.15 Billion	0 $0	0 $0	3 $1.99 Billion
Philip Green	27 $14.68 Billion	46 $11.19 Billion	11 $8.17 Billion	0 $0	2 $385.34 Million	4 $2.45 Billion
Anna Hawley, CFA	20 $4.11 Billion	149 $16.64 Billion	33 $30.65 Billion	0 $0	2 $360.17 Million	9 $5.48 Billion
Richard Mathieson	25 $14.25 Billion	144 $15.62 Billion	32 $30.09 Billion	0 $0	2 $360.17 Million	8 $4.92 Billion
Michael Pensky, CFA	27 $13.69 Billion	34 $5.67 Billion	1 $666.89 Million	0 $0	3 $562.26 Million	0 $0
Scott Radell	9 $17.48 Billion	8 $2.20 Billion	8 $7.26 Billion	0 $0	2 $102.30 Million	2 $733.84 Million
Raffaele Savi	32 $16.55 Billion	51 $19.48 Billion	22 $22.84 Billion	0 $0	6 $3.81 Billion	3 $2.20 Billion
Jasmita Mohan	8 $9.82 Billion	9 $3.05 Billion	8 $6.06 Billion	0 $0	3 $1.04 Billion	3 $1.35 Billion

The sub-section entitled “Discretionary Incentive Compensation — Messrs. Radell and Silva” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation — Mr. Radell and Ms. Mohan

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed-income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Scott Radell	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. TIPS 0-5 Years Index), certain customized indices and certain fund industry peer groups.
Jasmita Mohan	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

The following table sets forth the dollar range of equity securities of the Fund beneficially owned by the portfolio managers as of May 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Philip Green	Over $1,000,000
Michael Pensky, CFA	$1-$10,000
Daniel Felder, CFA	$10,001-$50,000
Raffaele Savi	None
Richard Mathieson	None
Anna Hawley, CFA	$1-$10,000
Scott Radell	$1-$10,000
Jasmita Mohan	None

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Mathieson, Radell and Savi and Mses. Hawley and Mohan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Mathieson, Radell and Savi and Mses. Hawley and Mohan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-SBF-1023SUP